Exhibit 99.1

Recast Shipment Volume and Financial Information

2017 vs. 2016

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Key Terms, Definitions and Explanatory Notes

General
• “PMI” refers to Philip Morris International Inc. and its subsidiaries. Trademarks and service marks that are the registered property of, or licensed by, the subsidiaries of PMI, are italicized.

• The recast 2017 and 2016 shipment volumes in this document reflect PMI’s new geographic segmentation, announced on September 28, 2017, effective January 1, 2018. PMI’s total shipment volumes presented in this document do not differ from previously disclosed results.

• The recast 2017 and 2016 financial information in this document reflect U.S. GAAP changes, effective January 1, 2018, in revenue recognition – excise taxes, pension and other employee benefit cost presentation, and the change of performance measure from Operating Companies Income (defined below) to Operating Income, as well as PMI's new geographic segmentation mentioned above. The foregoing changes impact only the manner in which the results for PMI's performance were previously reported, and have no material impact on PMI's previously reported consolidated financial position or results of operations.

• Comparisons are made to the same prior-year period unless otherwise stated.

• "Combustible products" is the term PMI uses to refer to cigarettes and OTP, combined.

• "OTP" is defined as other tobacco products, primarily roll-your-own and make-your-own cigarettes, pipe tobacco, cigars and cigarillos, and does not include reduced-risk products.

• "Total shipment volume" is defined as the combined total of cigarette shipment volume and heated tobacco unit shipment volume.

Financial
• Net revenues related to combustible products refer to the operating revenues generated from the sale of these products, net of sales and promotion incentives, and excise taxes.

• The recast financials in this document reflect the change in performance measure from Operating Companies Income, or "OCI," to Operating Income, or “OI.” OCI is defined as operating income, excluding general corporate expenses and the amortization of intangibles, plus equity (income)/loss in unconsolidated subsidiaries, net.

• Prior to 2018, management evaluated business segment performance, and allocated resources, based on OCI. Effective January 1, 2018, management evaluates business segment performance, and allocates resources, based on OI.

• “Adjusted EBITDA” is defined as earnings before interest, taxes, depreciation and amortization, excluding asset impairment and exit costs, and unusual items.

• "Net debt" is defined as total debt, less cash and cash equivalents.

• Management reviews net revenues, OI, OI margins, operating cash flow and earnings per share, or “EPS,” on an adjusted basis, which may exclude the impact of currency and other items such as acquisitions, asset impairment and exit costs, tax items and other special items.

• Management reviews these measures because they exclude changes in currency exchange rates and other factors that may distort underlying business trends, thereby improving the comparability of PMI’s business performance between reporting periods. Furthermore, PMI uses several of these measures in its management compensation program to promote internal fairness and a disciplined assessment of performance against company targets. PMI discloses these measures to enable investors to view the business through the eyes of management.

• Non-GAAP measures presented in this document should neither be considered in isolation nor as a substitute for the financial measures prepared in accordance with U.S. GAAP. Reconciliations of non-GAAP measures to the most directly comparable GAAP measures are provided in this document.

Reduced-Risk Products
• "Reduced-risk products," or "RRPs," is the term PMI uses to refer to products that present, are likely to present, or have the potential to present less risk of harm to smokers who switch to these products versus continued smoking. PMI has a range of RRPs in various stages of development, scientific assessment and commercialization. Because PMI's RRPs do not burn tobacco, they produce an aerosol that contains far lower quantities of harmful and potentially harmful constituents than found in cigarette smoke.

• "Heated tobacco units" is the term PMI uses to refer to heated tobacco consumables, which include HEETS, HEETS Marlboro and HEETS FROM MARLBORO, defined collectively as HEETS, as well as Marlboro HeatSticks and Parliament HeatSticks.

• Net revenues related to RRPs represent the sale of heated tobacco units, IQOS devices and related accessories, and other nicotine-containing products, primarily e-vapor products, net of sales and promotion incentives, and excise taxes.

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
New Geographic Segmentation (effective January 1, 2018)

European Union	Eastern Europe	Middle East & Africa	South & Southeast Asia	East Asia & Australia	Latin America & Canada

Andorra	Albania	Algeria	Afghanistan	Australia	Argentina
Austria	Armenia	Bahrain	Bangladesh	Hong Kong	Bolivia
Baltic States	Belarus	Central Africa(1)	Cambodia	Japan	Brazil
Belgium	Bosnia & Herzegovina	Duty Free	East Timor	South Korea	Canada
Bulgaria	Georgia	Eastern Africa(2)	India	Macau	Caribbean(6)
Canary Islands	Israel	Egypt	Indonesia	Malaysia	Chile
Croatia	Kazakhstan	Iraq	Laos	New Zealand	Colombia
Czech Republic	Kosovo	Jordan	Maldives	People's Republic of China	Costa Rica
Denmark	Kyrgyzstan	Kuwait	Nepal	Singapore	Dominican Republic
Finland	Macedonia	Lebanon	Pakistan	South Pacific(5)	Ecuador
France	Moldova	Libya	Philippines	Taiwan	El Salvador
Germany	Mongolia	Morocco	Sri Lanka		Guatemala
Greece	Montenegro	Oman	Thailand		Honduras
Hungary	Russia	Palestine Auth. Area	Vietnam		Mexico
Iceland	Serbia	Qatar			Nicaragua
Italy	Tajikistan	Saudi Arabia			Panama
Luxembourg	Turkmenistan	South Africa			Paraguay
Netherlands	Ukraine	Southern Africa(3)			Peru
Norway	Uzbekistan	Tunisia			Uruguay
Poland		Turkey			Venezuela
Portugal		Turkish Cyprus
Romania		United Arab Emirates (UAE)
Slovak Republic		West Africa(4)
Slovenia		Yemen
Spain
Sweden
Switzerland
United Kingdom

(1) Central Africa includes Angola, Cameroon, Democratic Republic of the Congo, Equatorial Guinea and Gabon
(2) Eastern Africa includes Djibouti, Ethiopia, Kenya, Malawi, Mozambique, Somalia and Tanzania
(3) Southern Africa includes Botswana, Lesotho, Mauritius, Mayotte, Namibia, Reunion and Swaziland
(4) West Africa includes Benin, Burkina Faso, Cape Verde, The Gambia, Guinea, Ivory Coast, Liberia, Mali, Mauritania, Niger, Nigeria, Senegal, Sierra Leone and Togo
(5) South Pacific includes Christmas Islands, French Polynesia, Marshall Islands, Nauru, New Caledonia, Palau, Papua New Guinea, Tonga, Vanuatu and other South Pacific islands
(6) Caribbean includes Aruba, Bahamas, Bermuda, Bonaire, Cayman Islands, Curacao, Guadeloupe, Martinique, St. Barth's, St. Maarten, St. Martin and other Caribbean markets

														Schedule 1
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Shipment Volume by Product Category
(million units) / (unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change
Cigarettes
European Union	42,540	45,993	(7.5)%	49,758	50,399	(1.3)%	49,114	52,001	(5.6)%	45,881	45,193	1.5%	187,293	193,586	(3.3)%
Eastern Europe	24,596	28,810	(14.6)%	32,081	33,638	(4.6)%	31,749	34,230	(7.2)%	30,972	32,778	(5.5)%	119,398	129,456	(7.8)%
Middle East & Africa	31,978	34,316	(6.8)%	32,333	34,694	(6.8)%	37,088	37,942	(2.3)%	35,360	34,985	1.1%	136,759	141,937	(3.6)%
South & Southeast Asia	37,899	46,312	(18.2)%	42,025	50,404	(16.6)%	44,731	43,180	3.6%	46,945	45,383	3.4%	171,600	185,279	(7.4)%
East Asia & Australia	17,243	18,910	(8.8)%	15,790	18,895	(16.4)%	15,331	18,513	(17.2)%	14,289	18,432	(22.5)%	62,653	74,750	(16.2)%
Latin America & Canada	19,296	21,700	(11.1)%	21,553	21,259	1.4%	20,452	21,185	(3.5)%	22,922	23,794	(3.7)%	84,223	87,938	(4.2)%
Total PMI	173,552	196,041	(11.5)%	193,540	209,289	(7.5)%	198,465	207,051	(4.1)%	196,369	200,565	(2.1)%	761,926	812,946	(6.3)%

Heated Tobacco Units
European Union	184	16	+100.0%	392	31	+100.0%	464	56	+100.0%	849	121	+100.0%	1,889	224	+100.0%
Eastern Europe	54	2	+100.0%	117	7	+100.0%	180	18	+100.0%	323	37	+100.0%	674	64	+100.0%
Middle East & Africa	51	—	—	112	1	+100.0%	247	9	+100.0%	497	26	+100.0%	907	36	+100.0%
South & Southeast Asia	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
East Asia & Australia	4,145	435	+100.0%	5,726	1,118	+100.0%	8,826	2,005	+100.0%	14,032	3,512	+100.0%	32,729	7,070	+100.0%
Latin America & Canada	1	—	—	3	—	—	8	—	—	15	—	—	27	—	—
Total PMI	4,435	453	+100.0%	6,350	1,157	+100.0%	9,725	2,088	+100.0%	15,716	3,696	+100.0%	36,226	7,394	+100.0%

Cigarettes and Heated Tobacco Units
European Union	42,724	46,009	(7.1)%	50,150	50,430	(0.6)%	49,578	52,057	(4.8)%	46,730	45,314	3.1%	189,182	193,810	(2.4)%
Eastern Europe	24,650	28,812	(14.4)%	32,198	33,645	(4.3)%	31,929	34,248	(6.8)%	31,295	32,815	(4.6)%	120,072	129,520	(7.3)%
Middle East & Africa	32,029	34,316	(6.7)%	32,445	34,695	(6.5)%	37,335	37,951	(1.6)%	35,857	35,011	2.4%	137,666	141,973	(3.0)%
South & Southeast Asia	37,899	46,312	(18.2)%	42,025	50,404	(16.6)%	44,731	43,180	3.6%	46,945	45,383	3.4%	171,600	185,279	(7.4)%
East Asia & Australia	21,388	19,345	10.6%	21,516	20,013	7.5%	24,157	20,518	17.7%	28,321	21,944	29.1%	95,382	81,820	16.6%
Latin America & Canada	19,297	21,700	(11.1)%	21,556	21,259	1.4%	20,460	21,185	(3.4)%	22,937	23,794	(3.6)%	84,250	87,938	(4.2)%
Total PMI	177,987	196,494	(9.4)%	199,890	210,446	(5.0)%	208,190	209,139	(0.5)%	212,085	204,261	3.8%	798,152	820,340	(2.7)%

														Schedule 2 (1/3)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
PMI Shipment Volume by Brand
(million units) / (unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change

European Union
Marlboro	20,924	22,700	(7.8)%	24,600	24,939	(1.4)%	24,246	25,943	(6.5)%	23,317	22,663	2.9%	93,088	96,245	(3.3)%
L&M	7,933	8,188	(3.1)%	9,069	8,986	0.9%	8,990	9,454	(4.9)%	8,269	8,063	2.6%	34,261	34,691	(1.2)%
Chesterfield	6,496	7,148	(9.1)%	7,772	7,907	(1.7)%	8,002	8,055	(0.7)%	6,818	7,029	(3.0)%	29,087	30,140	(3.5)%
Philip Morris	3,696	4,054	(8.8)%	4,161	4,238	(1.8)%	3,779	4,330	(12.7)%	3,523	3,668	(4.0)%	15,158	16,290	(6.9)%
Others	3,491	3,903	(10.6)%	4,156	4,329	(4.0)%	4,097	4,219	(2.9)%	3,954	3,770	4.9%	15,699	16,220	(3.2)%
Total Cigarettes	42,540	45,993	(7.5)%	49,758	50,399	(1.3)%	49,114	52,001	(5.6)%	45,881	45,193	1.5%	187,293	193,586	(3.3)%
Heated Tobacco Units	184	16	+100.0%	392	31	+100.0%	464	56	+100.0%	849	121	+100.0%	1,889	224	+100.0%
Total European Union	42,724	46,009	(7.1)%	50,150	50,430	(0.6)%	49,578	52,057	(4.8)%	46,730	45,314	3.1%	189,182	193,810	(2.4)%

Eastern Europe
Marlboro	2,873	2,926	(1.8)%	3,652	3,542	3.1%	3,931	3,966	(0.9)%	3,777	3,677	2.7%	14,234	14,111	0.9%
L&M	3,066	3,701	(17.1)%	4,125	4,393	(6.1)%	4,042	4,298	(6.0)%	3,850	4,056	(5.1)%	15,082	16,447	(8.3)%
Bond Street	7,875	8,919	(11.7)%	9,684	10,521	(8.0)%	9,237	10,929	(15.5)%	8,645	10,993	(21.4)%	35,441	41,361	(14.3)%
Parliament	3,019	3,788	(20.3)%	4,165	4,494	(7.3)%	4,188	4,588	(8.7)%	5,120	4,479	14.3%	16,492	17,349	(4.9)%
Philip Morris	3,168	173	+100.0%	5,023	192	+100.0%	5,437	255	+100.0%	5,228	1,152	+100.0%	18,856	1,772	+100.0%
Others	4,595	9,303	(50.6)%	5,432	10,496	(48.2)%	4,914	10,194	(51.8)%	4,352	8,421	(48.3)%	19,293	38,416	(49.8)%
Total Cigarettes	24,596	28,810	(14.6)%	32,081	33,638	(4.6)%	31,749	34,230	(7.2)%	30,972	32,778	(5.5)%	119,398	129,456	(7.8)%
Heated Tobacco Units	54	2	+100.0%	117	7	+100.0%	180	18	+100.0%	323	37	+100.0%	674	64	+100.0%
Total Eastern Europe	24,650	28,812	(14.4)%	32,198	33,645	(4.3)%	31,929	34,248	(6.8)%	31,295	32,815	(4.6)%	120,072	129,520	(7.3)%

														Schedule 2 (2/3)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
PMI Shipment Volume by Brand
(million units) / (unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change

Middle East & Africa
Marlboro	13,243	14,606	(9.3)%	13,385	13,849	(3.4)%	14,724	16,116	(8.6)%	14,536	15,137	(4.0)%	55,888	59,707	(6.4)%
L&M	8,423	9,164	(8.1)%	7,666	8,767	(12.6)%	8,598	9,188	(6.4)%	7,154	8,617	(17.0)%	31,841	35,736	(10.9)%
Bond Street	257	331	(22.2)%	160	381	(58.1)%	236	230	2.8%	241	250	(3.4)%	895	1,191	(24.9)%
Parliament	3,522	3,514	0.2%	4,108	4,443	(7.5)%	4,522	4,673	(3.2)%	4,655	3,960	17.5%	16,807	16,590	1.3%
Philip Morris	69	58	18.8%	51	56	(9.0)%	64	89	(27.9)%	46	83	(44.7)%	230	287	(19.6)%
Others	6,464	6,643	(2.7)%	6,963	7,198	(3.3)%	8,944	7,646	17.0%	8,728	6,938	25.8%	31,098	28,426	9.4%
Total Cigarettes	31,978	34,316	(6.8)%	32,333	34,694	(6.8)%	37,088	37,942	(2.3)%	35,360	34,985	1.1%	136,759	141,937	(3.6)%
Heated Tobacco Units	51	—	—	112	1	+100.0%	247	9	+100.0%	497	26	+100.0%	907	36	+100.0%
Total Middle East & Africa	32,029	34,316	(6.7)%	32,445	34,695	(6.5)%	37,335	37,951	(1.6)%	35,857	35,011	2.4%	137,666	141,973	(3.0)%

South & Southeast Asia
Marlboro	10,215	10,359	(1.4)%	11,386	11,426	(0.3)%	11,281	10,700	5.4%	12,704	10,798	17.7%	45,587	43,284	5.3%
Lark	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Parliament	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Others	27,684	35,953	(23.0)%	30,639	38,978	(21.4)%	33,450	32,480	3.0%	34,241	34,585	(1.0)%	126,013	141,995	(11.3)%
Total Cigarettes	37,899	46,312	(18.2)%	42,025	50,404	(16.6)%	44,731	43,180	3.6%	46,945	45,383	3.4%	171,600	185,279	(7.4)%
Heated Tobacco Units	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total South & Southeast Asia	37,899	46,312	(18.2)%	42,025	50,404	(16.6)%	44,731	43,180	3.6%	46,945	45,383	3.4%	171,600	185,279	(7.4)%

														Schedule 2 (3/3)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
PMI Shipment Volume by Brand
(million units) / (unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change

East Asia & Australia
Marlboro	7,519	8,514	(11.7)%	6,908	8,011	(13.8)%	6,946	8,267	(16.0)%	6,487	8,388	(22.7)%	27,859	33,180	(16.0)%
Lark	4,566	4,302	6.1%	3,291	4,845	(32.1)%	3,539	4,274	(17.2)%	3,078	4,178	(26.3)%	14,474	17,600	(17.8)%
Parliament	2,326	2,410	(3.5)%	2,532	2,580	(1.8)%	2,269	2,545	(10.8)%	2,096	2,608	(19.6)%	9,224	10,142	(9.1)%
Others	2,832	3,684	(23.1)%	3,059	3,459	(11.6)%	2,577	3,427	(24.8)%	2,628	3,258	(19.3)%	11,096	13,828	(19.8)%
Total Cigarettes	17,243	18,910	(8.8)%	15,790	18,895	(16.4)%	15,331	18,513	(17.2)%	14,289	18,432	(22.5)%	62,653	74,750	(16.2)%
Heated Tobacco Units	4,145	435	+100.0%	5,726	1,118	+100.0%	8,826	2,005	+100.0%	14,032	3,512	+100.0%	32,729	7,070	+100.0%
Total East Asia & Australia	21,388	19,345	10.6%	21,516	20,013	7.5%	24,157	20,518	17.7%	28,321	21,944	29.1%	95,382	81,820	16.6%

Latin America & Canada
Marlboro	7,625	8,880	(14.1)%	8,899	8,336	6.7%	7,758	8,345	(7.0)%	9,429	9,632	(2.1)%	33,711	35,194	(4.2)%
Philip Morris	3,440	4,631	(25.7)%	3,210	4,126	(22.2)%	3,335	3,793	(12.1)%	3,335	3,912	(14.8)%	13,320	16,463	(19.1)%
Chesterfield	1,887	171	+100.0%	2,111	223	+100.0%	2,537	667	+100.0%	3,317	1,565	+100.0%	9,852	2,626	+100.0%
Others	6,344	8,018	(20.9)%	7,333	8,574	(14.5)%	6,822	8,380	(18.6)%	6,841	8,685	(21.2)%	27,340	33,655	(18.8)%
Total Cigarettes	19,296	21,700	(11.1)%	21,553	21,259	1.4%	20,452	21,185	(3.5)%	22,922	23,794	(3.7)%	84,223	87,938	(4.2)%
Heated Tobacco Units	1	—	—	3	—	—	8	—	—	15	—	—	27	—	—
Total Latin America & Canada	19,297	21,700	(11.1)%	21,556	21,259	1.4%	20,460	21,185	(3.4)%	22,937	23,794	(3.6)%	84,250	87,938	(4.2)%

									Schedule 3
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Diluted Earnings Per Share (EPS)
(Unaudited)

	Quarters Ended		Quarters Ended		Quarters Ended		Quarters Ended		Full Year Ended
Diluted Earnings Per Share	March 31		June 30		September 30		December 31		December 31
2017 Diluted Earnings Per Share (1)		$ 1.02		$ 1.14		$ 1.27		$ 0.44		$ 3.88
2016 Diluted Earnings Per Share (1)		$ 0.98		$ 1.15		$ 1.25		$ 1.10		$ 4.48
Change		$ 0.04		$ (0.01)		$ 0.02		$ (0.66)		$ (0.60)
% Change	4.1%		(0.9)%		1.6%		(60.0)%		(13.4)%

Reconciliation:
2016 Diluted Earnings Per Share (1)		$ 0.98		$ 1.15		$ 1.25		$ 1.10		$ 4.48
2016 Asset impairment and exit costs		—		—		—		—		—
2016 Tax items		—		—		—		—		—
2017 Asset impairment and exit costs		—		—		—		—		—
2017 Tax items		0.04		—		—		(0.88)		(0.84)
Currency		—		(0.11)		(0.12)		0.01		(0.21)
Interest		0.02		0.01		—		(0.02)		0.01
Change in tax rate		0.01		0.01		(0.02)		(0.04)		(0.03)
Operations (2)		(0.03)		0.08		0.16		0.27		0.47
2017 Diluted Earnings Per Share (1)		$ 1.02		$ 1.14		$ 1.27		$ 0.44		$ 3.88

(1) Basic and diluted EPS were calculated using the following (in millions):

	Quarters Ended		Quarters Ended		Quarters Ended		Quarters Ended		Full Year Ended
	March 31		June 30		September 30		December 31		December 31
	2017	2016	2017	2016	2017	2016	2017	2016	2017	2016
Net Earnings attributable to PMI	$ 1,590	$ 1,530	$ 1,781	$ 1,788	$ 1,970	$ 1,938	$ 694	$ 1,711	$ 6,035	$ 6,967
Less distributed and undistributed earnings attributable to share-based payment awards	3	5	5	5	4	5	4	5	14	19
Net Earnings for basic and diluted EPS	$ 1,587	$ 1,525	$ 1,776	$ 1,783	$ 1,966	$ 1,933	$ 690	$ 1,706	$ 6,021	$ 6,948

Weighted-average shares for basic EPS	1,552	1,550	1,553	1,551	1,553	1,551	1,553	1,552	1,552	1,551
Plus Contingently Issuable Performance Stock Units	1	—	1	—	1	—	1	—	1	—
Weighted-average shares for diluted EPS	1,553	1,550	1,554	1,551	1,554	1,551	1,554	1,552	1,553	1,551

(2) Includes the impact of shares outstanding and share-based payments

														Schedule 4
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Reported Diluted EPS, excluding Currency, and Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
(Unaudited)

	Quarters Ended			Quarters Ended			Quarters Ended			Quarters Ended			Full Year Ended
	March 31			June 30			September 30			December 31			December 31
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change
Reported Diluted EPS	$ 1.02	$ 0.98	4.1%	$ 1.14	$ 1.15	(0.9)%	$ 1.27	$ 1.25	1.6%	$ 0.44	$ 1.10	(60.0)%	$ 3.88	$ 4.48	(13.4)%
Currency	—			(0.11)			(0.12)			0.01			(0.21)
Reported Diluted EPS, excluding Currency	$ 1.02	$ 0.98	4.1%	$ 1.25	$ 1.15	8.7%	$ 1.39	$ 1.25	11.2%	$ 0.43	$ 1.10	(60.9)%	$ 4.09	$ 4.48	(8.7)%

	Quarters Ended			Quarters Ended			Quarters Ended			Quarters Ended			Full Year Ended
	March 31			June 30			September 30			December 31			December 31
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change
Reported Diluted EPS	$ 1.02	$ 0.98	4.1%	$ 1.14	$ 1.15	(0.9)%	$ 1.27	$ 1.25	1.6%	$ 0.44	$ 1.10	(60.0)%	$ 3.88	$ 4.48	(13.4)%
Asset impairment and exit costs	—	—		—	—		—	—		—	—		—	—
Tax items	(0.04)	—		—	—		—	—		0.88	—		0.84	—
Adjusted Diluted EPS	$ 0.98	$ 0.98	—	$ 1.14	$ 1.15	(0.9)%	$ 1.27	$ 1.25	1.6%	$ 1.32	$ 1.10	20.0%	$ 4.72	$ 4.48	5.4%
Currency	—			(0.11)			(0.12)			0.01			(0.21)
Adjusted Diluted EPS, excluding Currency	$ 0.98	$ 0.98	—	$ 1.25	$ 1.15	8.7%	$ 1.39	$ 1.25	11.2%	$ 1.31	$ 1.10	19.1%	$ 4.93	$ 4.48	10.0%

								Schedule 5 (1/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended March 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2017					Combustible Products	2016	% Change
$ 1,709	$ (55)	$ 1,764	$ —	$ 1,764	European Union	$ 1,855	(7.9)%	(4.9)%	(4.9)%
513	57	456	—	456	Eastern Europe	492	4.3%	(7.4)%	(7.4)%
957	(157)	1,114	—	1,114	Middle East & Africa	1,111	(13.9)%	0.3%	0.3%
1,031	11	1,020	—	1,020	South & Southeast Asia	1,058	(2.6)%	(3.6)%	(3.6)%
813	27	786	—	786	East Asia & Australia	863	(5.7)%	(8.9)%	(8.9)%
605	(22)	627	—	627	Latin America & Canada	650	(6.8)%	(3.5)%	(3.5)%
$ 5,629	$ (137)	$ 5,766	—	$ 5,766	Total Combustible	$ 6,028	(6.6)%	(4.3)%	(4.3)%

2017					Reduced-Risk Products	2016	% Change
$ 31	$ (1)	$ 33	$ —	$ 33	European Union	$ 9	+100%	+100%	+100%
3	—	3	—	3	Eastern Europe	(1)	+100%	+100%	+100%
4	—	4	—	4	Middle East & Africa	—	—	—	—
—	—	—	—	—	South & Southeast Asia	—	—	—	—
396	18	379	—	379	East Asia & Australia	47	+100%	+100%	+100%
—	—	—	—	—	Latin America & Canada	—	—	—	—
$ 435	$ 17	$ 418	—	$ 418	Total RRPs	$ 55	+100%	+100%	+100%

2017					Total	2016	% Change
$ 1,740	$ (55)	$ 1,795	$ —	$ 1,795	European Union	$ 1,863	(6.6)%	(3.7)%	(3.7)%
516	58	458	—	458	Eastern Europe	491	5.1%	(6.7)%	(6.7)%
961	(157)	1,118	—	1,118	Middle East & Africa	1,111	(13.5)%	0.6%	0.6%
1,031	11	1,020	—	1,020	South & Southeast Asia	1,058	(2.6)%	(3.6)%	(3.6)%
1,210	45	1,165	—	1,165	East Asia & Australia	910	33.0%	28.0%	28.0%
606	(22)	628	—	628	Latin America & Canada	650	(6.8)%	(3.4)%	(3.4)%
$ 6,064	$ (120)	$ 6,184	—	$ 6,184	Total PMI	$ 6,083	(0.3)%	1.7%	1.7%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 5 (2/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended June 30	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2017					Combustible Products	2016	% Change
$ 2,060	$ (89)	$ 2,150	$ —	$ 2,150	European Union	$ 2,143	(3.8)%	0.3%	0.3%
691	73	618	—	618	Eastern Europe	616	12.2%	0.4%	0.4%
968	(134)	1,102	—	1,102	Middle East & Africa	1,048	(7.7)%	5.1%	5.1%
1,046	(18)	1,064	—	1,064	South & Southeast Asia	1,129	(7.4)%	(5.8)%	(5.8)%
790	(1)	790	—	790	East Asia & Australia	892	(11.5)%	(11.4)%	(11.4)%
748	(21)	768	—	768	Latin America & Canada	697	7.3%	10.2%	10.2%
$ 6,302	$ (190)	$ 6,493	—	$ 6,493	Total Combustible	$ 6,526	(3.4)%	(0.5)%	(0.5)%

2017					Reduced-Risk Products	2016	% Change
$ 50	$ (2)	$ 52	$ —	$ 52	European Union	$ 11	+100%	+100%	+100%
6	—	6	—	6	Eastern Europe	—	—	—	—
10	—	11	—	11	Middle East & Africa	—	—	—	—
—	—	—	—	—	South & Southeast Asia	—	—	—	—
549	(2)	551	—	551	East Asia & Australia	111	+100%	+100%	+100%
1	—	1	—	1	Latin America & Canada	—	—	—	—
$ 615	$ (4)	$ 620	—	$ 620	Total RRPs	$ 123	+100%	+100%	+100%

2017					Total	2016	% Change
$ 2,110	$ (92)	$ 2,202	$ —	$ 2,202	European Union	$ 2,155	(2.1)%	2.2%	2.2%
697	72	625	—	625	Eastern Europe	616	13.1%	1.5%	1.5%
978	(134)	1,112	—	1,112	Middle East & Africa	1,048	(6.7)%	6.1%	6.1%
1,046	(18)	1,064	—	1,064	South & Southeast Asia	1,129	(7.4)%	(5.8)%	(5.8)%
1,338	(3)	1,341	—	1,341	East Asia & Australia	1,004	33.3%	33.6%	33.6%
748	(20)	768	—	768	Latin America & Canada	697	7.3%	10.2%	10.2%
$ 6,917	$ (195)	$ 7,112	—	$ 7,112	Total PMI	$ 6,649	4.0%	7.0%	7.0%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 5 (3/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended September 30	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2017					Combustible Products	2016	% Change
$ 2,139	$ 53	$ 2,086	$ —	$ 2,086	European Union	$ 2,188	(2.2)%	(4.6)%	(4.6)%
696	46	651	—	651	Eastern Europe	684	1.8%	(4.8)%	(4.8)%
1,045	(153)	1,198	—	1,198	Middle East & Africa	1,248	(16.2)%	(4.0)%	(4.0)%
1,129	(19)	1,148	—	1,148	South & Southeast Asia	1,015	11.2%	13.1%	13.1%
760	(7)	767	—	767	East Asia & Australia	926	(17.9)%	(17.2)%	(17.2)%
755	(14)	769	—	769	Latin America & Canada	710	6.4%	8.4%	8.4%
$ 6,526	$ (95)	$ 6,620	—	$ 6,620	Total Combustible	$ 6,770	(3.6)%	(2.2)%	(2.2)%

2017					Reduced-Risk Products	2016	% Change
$ 65	$ 1	$ 63	$ —	$ 63	European Union	$ 13	+100%	100%	+100%
9	—	9	—	9	Eastern Europe	3	+100%	+100%	+100%
31	(1)	32	—	32	Middle East & Africa	1	+100%	+100%	+100%
—	—	—	—	—	South & Southeast Asia	—	—	—	—
841	(42)	883	—	883	East Asia & Australia	196	+100%	+100%	+100%
1	—	1	—	1	Latin America & Canada	—	—	—	—
$ 947	$ (41)	$ 988	—	$ 988	Total RRPs	$ 212	+100%	+100%	+100%

2017					Total	2016	% Change
$ 2,204	$ 53	$ 2,151	$ —	$ 2,151	European Union	$ 2,200	0.2%	(2.2)%	(2.2)%
705	46	659	—	659	Eastern Europe	687	2.6%	(4.1)%	(4.1)%
1,078	(153)	1,231	—	1,231	Middle East & Africa	1,249	(13.7)%	(1.4)%	(1.4)%
1,129	(19)	1,148	—	1,148	South & Southeast Asia	1,015	11.2%	13.1%	13.1%
1,601	(49)	1,650	—	1,650	East Asia & Australia	1,121	42.8%	47.2%	47.2%
756	(14)	770	—	770	Latin America & Canada	710	6.5%	8.5%	8.5%
$ 7,473	$ (136)	$ 7,609	—	$ 7,609	Total PMI	$ 6,982	7.0%	9.0%	9.0%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 5 (4/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Quarters Ended December 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2017					Combustible Products	2016	% Change
$ 2,140	$ 130	$ 2,009	$ —	$ 2,009	European Union	$ 1,919	11.5%	4.7%	4.7%
756	51	705	—	705	Eastern Europe	686	10.2%	2.8%	2.8%
923	(73)	996	—	996	Middle East & Africa	1,106	(16.5)%	(9.9)%	(9.9)%
1,211	(37)	1,248	—	1,248	South & Southeast Asia	1,194	1.4%	4.5%	4.5%
793	1	792	—	792	East Asia & Australia	938	(15.4)%	(15.5)%	(15.5)%
828	2	826	—	826	Latin America & Canada	785	5.5%	5.3%	5.3%
$ 6,651	$ 75	$ 6,576	—	$ 6,576	Total Combustible	$ 6,628	0.3%	(0.8)%	(0.8)%

2017					Reduced-Risk Products	2016	% Change
$ 124	$ 7	$ 116	$ —	$ 116	European Union	$ 25	+100%	+100%	+100%
36	2	34	—	34	Eastern Europe	4	+100%	+100%	+100%
49	(3)	51	—	51	Middle East & Africa	2	+100%	+100%	+100%
—	—	—	—	—	South & Southeast Asia	—	—	—	—
1,432	(68)	1,500	—	1,500	East Asia & Australia	312	+100%	+100%	+100%
3	—	3	—	3	Latin America & Canada	—	—	—	—
$ 1,643	$ (60)	$ 1,704	—	$ 1,704	Total RRPs	$ 343	+100%	+100%	+100%

2017					Total	2016	% Change
$ 2,264	$ 139	$ 2,125	$ —	$ 2,125	European Union	$ 1,944	16.5%	9.3%	9.3%
793	53	740	—	740	Eastern Europe	690	14.9%	7.2%	7.2%
971	(76)	1,047	—	1,047	Middle East & Africa	1,108	(12.4)%	(5.5)%	(5.5)%
1,211	(37)	1,248	—	1,248	South & Southeast Asia	1,194	1.4%	4.5%	4.5%
2,224	(67)	2,291	—	2,291	East Asia & Australia	1,250	77.9%	83.3%	83.3%
831	2	829	—	829	Latin America & Canada	785	5.9%	5.6%	5.6%
$ 8,294	$ 14	$ 8,280	—	$ 8,280	Total PMI	$ 6,971	19.0%	18.8%	18.8%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 5 (5/5)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Net Revenues by Product Category and Adjustments of Net Revenues for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Net Revenues	Currency	Net Revenues excluding Currency	Acquisitions	Net Revenues excluding Currency & Acquisitions	Full Year Ended December 31	Net Revenues	Total	Excluding Currency	Excluding Currency & Acquisitions

2017					Combustible Products	2016	% Change
$ 8,048	$ 39	$ 8,009	$ —	$ 8,009	European Union	$ 8,105	(0.7)%	(1.2)%	(1.2)%
2,657	227	2,430	—	2,430	Eastern Europe	2,478	7.2%	(1.9)%	(1.9)%
3,893	(517)	4,410	—	4,410	Middle East & Africa	4,513	(13.7)%	(2.3)%	(2.3)%
4,417	(63)	4,480	—	4,480	South & Southeast Asia	4,396	0.5%	1.9%	1.9%
3,156	21	3,135	—	3,135	East Asia & Australia	3,619	(12.8)%	(13.4)%	(13.4)%
2,937	(54)	2,991	—	2,991	Latin America & Canada	2,841	3.4%	5.3%	5.3%
$ 25,107	$ (348)	$ 25,456	—	$ 25,456	Total Combustible	$ 25,952	(3.3)%	(1.9)%	(1.9)%

2017					Reduced-Risk Products	2016	% Change
$ 269	$ 5	$ 264	$ —	$ 264	European Union	$ 57	+100%	+100%	+100%
55	3	52	—	52	Eastern Europe	6	+100%	+100%	+100%
94	(3)	98	—	98	Middle East & Africa	4	+100%	+100%	+100%
—	—	—	—	—	South & Southeast Asia	—	—	—	—
3,218	(94)	3,312	—	3,312	East Asia & Australia	666	+100%	+100%	+100%
4	—	4	—	4	Latin America & Canada	1	+100%	+100%	+100%
$ 3,640	$ (89)	$ 3,729	—	$ 3,729	Total RRPs	$ 733	+100%	+100%	+100%

2017					Total	2016	% Change
$ 8,318	$ 45	$ 8,273	$ —	$ 8,273	European Union	$ 8,162	1.9%	1.4%	1.4%
2,711	229	2,482	—	2,482	Eastern Europe	2,484	9.1%	(0.1)%	(0.1)%
3,988	(520)	4,508	—	4,508	Middle East & Africa	4,516	(11.7)%	(0.2)%	(0.2)%
4,417	(63)	4,480	—	4,480	South & Southeast Asia	4,396	0.5%	1.9%	1.9%
6,373	(74)	6,447	—	6,447	East Asia & Australia	4,285	48.7%	50.5%	50.5%
2,941	(54)	2,995	—	2,995	Latin America & Canada	2,842	3.5%	5.4%	5.4%
$ 28,748	$ (437)	$ 29,185	—	$ 29,185	Total PMI	$ 26,685	7.7%	9.4%	9.4%

Note: Sum of product categories or Regions might not foot to total PMI due to roundings. "-" indicates amounts between -$0.5 million and +$0.5 million.

								Schedule 6 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2017					Quarters Ended March 31	2016	% Change
$ 748	$ (27)	$ 775	$ —	$ 775	European Union	$ 885	(15.5)%	(12.4)%	(12.4)%
159	35	124	—	124	Eastern Europe	137	16.1%	(9.5)%	(9.5)%
491	(47)	538	—	538	Middle East & Africa	476	3.2%	13.0%	13.0%
370	12	358	—	358	South & Southeast Asia	375	(1.3)%	(4.5)%	(4.5)%
472	42	430	—	430	East Asia & Australia	393	20.1%	9.4%	9.4%
176	(26)	202	—	202	Latin America & Canada	230	(23.5)%	(12.2)%	(12.2)%
$ 2,416	$ (11)	$ 2,427	—	$ 2,427	Total PMI	$ 2,496	(3.2)%	(2.8)%	(2.8)%

2017					Quarters Ended June 30	2016	% Change
$ 944	$ (61)	$ 1,005	$ —	$ 1,005	European Union	$ 1,053	(10.4)%	(4.6)%	(4.6)%
224	15	209	—	209	Eastern Europe	223	0.4%	(6.3)%	(6.3)%
477	(104)	581	—	581	Middle East & Africa	531	(10.2)%	9.4%	9.4%
319	(15)	334	—	334	South & Southeast Asia	351	(9.1)%	(4.8)%	(4.8)%
510	(10)	520	—	520	East Asia & Australia	394	29.4%	32.0%	32.0%
263	(26)	289	—	289	Latin America & Canada	222	18.5%	30.2%	30.2%
$ 2,737	$ (201)	$ 2,938	—	$ 2,938	Total PMI	$ 2,774	(1.3)%	5.9%	5.9%

2017					Quarters Ended September 30	2016	% Change
$ 1,025	$ 8	$ 1,017	$ —	$ 1,017	European Union	$ 1,100	(6.8)%	(7.5)%	(7.5)%
244	36	208	—	208	Eastern Europe	256	(4.7)%	(18.8)%	(18.8)%
495	(122)	617	—	617	Middle East & Africa	663	(25.3)%	(6.9)%	(6.9)%
411	(11)	422	—	422	South & Southeast Asia	329	24.9%	28.3%	28.3%
648	(44)	692	—	692	East Asia & Australia	423	53.2%	63.6%	63.6%
265	(8)	273	—	273	Latin America & Canada	225	17.8%	21.3%	21.3%
$ 3,088	$ (141)	$ 3,229	—	$ 3,229	Total PMI	$ 2,996	3.1%	7.8%	7.8%

								Schedule 6 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments of Operating Income for the Impact of Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Currency	Operating Income excluding Currency	Acquisitions	Operating Income excluding Currency & Acquisitions		Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2017					Quarters Ended December 31	2016	% Change
$ 974	$ 37	$ 937	$ —	$ 937	European Union	$ 882	10.4%	6.2%	6.2%
260	(2)	262	—	262	Eastern Europe	274	(5.1)%	(4.4)%	(4.4)%
421	267	154	—	154	Middle East & Africa	320	31.6%	(51.9)%	(51.9)%
414	(33)	447	—	447	South & Southeast Asia	419	(1.2)%	6.7%	6.7%
978	(63)	1,041	—	1,041	East Asia & Australia	481	+100%	+100%	+100%
293	(10)	303	—	303	Latin America & Canada	261	12.3%	16.1%	16.1%
$ 3,340	$ 196	$ 3,144	—	$ 3,144	Total PMI	$ 2,637	26.7%	19.2%	19.2%

2017					Full Year Ended December 31	2016	% Change
$ 3,691	$ (43)	$ 3,734	$ —	$ 3,734	European Union	$ 3,920	(5.8)%	(4.7)%	(4.7)%
887	84	803	—	803	Eastern Europe	890	(0.3)%	(9.8)%	(9.8)%
1,884	(6)	1,890	—	1,890	Middle East & Africa	1,990	(5.3)%	(5.0)%	(5.0)%
1,514	(47)	1,561	—	1,561	South & Southeast Asia	1,474	2.7%	5.9%	5.9%
2,608	(75)	2,683	—	2,683	East Asia & Australia	1,691	54.2%	58.7%	58.7%
997	(70)	1,067	—	1,067	Latin America & Canada	938	6.3%	13.8%	13.8%
$ 11,581	$ (157)	$ 11,738	—	$ 11,738	Total PMI	$ 10,903	6.2%	7.7%	7.7%

									Schedule 7
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Net Revenues and Operating Income: Price and Volume/Mix Variances
($ in millions) / (Unaudited)

	2017 vs. 2016
	Quarters Ended March 31		Quarters Ended June 30		Quarters Ended September 30		Quarters Ended December 31		Full Year Ended December 31
	Price	Volume/Mix	Price	Volume/Mix	Price	Volume/Mix	Price	Volume/Mix	Price	Volume/Mix
Net Revenues
European Union	$ 47	$ (115)	$ 38	$ 9	$ 37	$ (86)	$ 34	$ 147	$ 156	$ (45)
Eastern Europe	45	(78)	20	(11)	32	(60)	60	(10)	157	(159)
Middle East & Africa	108	(101)	107	(43)	33	(51)	(41)	(20)	207	(215)
South & Southeast Asia	95	(133)	101	(166)	110	23	47	7	353	(269)
East Asia & Australia	48	207	27	310	12	517	119	922	206	1,956
Latin America & Canada	65	(87)	74	(3)	85	(25)	83	(39)	307	(154)
Total PMI	$ 408	$ (307)	$ 367	$ 96	$ 309	$ 318	$ 302	$ 1,007	$ 1,386	$ 1,114

Operating Income
European Union	$ 47	$ (109)	$ 38	$ (23)	$ 37	$ (88)	$ 34	$ 101	$ 156	$ (119)
Eastern Europe	45	(73)	20	(17)	32	(54)	60	(20)	157	(164)
Middle East & Africa	108	(62)	107	(26)	33	(67)	(41)	(25)	207	(180)
South & Southeast Asia	95	(98)	101	(119)	110	(8)	47	(11)	353	(236)
East Asia & Australia	48	42	27	100	12	234	119	482	206	858
Latin America & Canada	65	(75)	74	(4)	85	(37)	83	(36)	307	(152)
Total PMI	$ 408	$ (375)	$ 367	$ (89)	$ 309	$ (20)	$ 302	$ 491	$ 1,386	$ 7

												Schedule 8 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2017							Quarters Ended March 31	2016			% Change
$ 748	$ —	$ 748	$ (27)	$ 775	$ —	$ 775	European Union	$ 885	$ —	$ 885	(15.5)%	(12.4)%	(12.4)%
159	—	159	35	124	—	124	Eastern Europe	137	—	137	16.1%	(9.5)%	(9.5)%
491	—	491	(47)	538	—	538	Middle East & Africa	476	—	476	3.2%	13.0%	13.0%
370	—	370	12	358	—	358	South & Southeast Asia	375	—	375	(1.3)%	(4.5)%	(4.5)%
472	—	472	42	430	—	430	East Asia & Australia	393	—	393	20.1%	9.4%	9.4%
176	—	176	(26)	202	—	202	Latin America & Canada	230	—	230	(23.5)%	(12.2)%	(12.2)%
$ 2,416	—	$ 2,416	$ (11)	$ 2,427	—	$ 2,427	Total PMI	$ 2,496	—	$ 2,496	(3.2)%	(2.8)%	(2.8)%

2017							Quarters Ended June 30	2016			% Change
$ 944	$ —	$ 944	$ (61)	$ 1,005	$ —	$ 1,005	European Union	$ 1,053	$ —	$ 1,053	(10.4)%	(4.6)%	(4.6)%
224	—	224	15	209	—	209	Eastern Europe	223	—	223	0.4%	(6.3)%	(6.3)%
477	—	477	(104)	581	—	581	Middle East & Africa	531	—	531	(10.2)%	9.4%	9.4%
319	—	319	(15)	334	—	334	South & Southeast Asia	351	—	351	(9.1)%	(4.8)%	(4.8)%
510	—	510	(10)	520	—	520	East Asia & Australia	394	—	394	29.4%	32.0%	32.0%
263	—	263	(26)	289	—	289	Latin America & Canada	222	—	222	18.5%	30.2%	30.2%
$ 2,737	—	$ 2,737	$ (201)	$ 2,938	—	$ 2,938	Total PMI	$ 2,774	—	$ 2,774	(1.3)%	5.9%	5.9%

2017							Quarters Ended September 30	2016			% Change
$ 1,025	$ —	$ 1,025	$ 8	$ 1,017	$ —	$ 1,017	European Union	$ 1,100	$ —	$ 1,100	(6.8)%	(7.5)%	(7.5)%
244	—	244	36	208	—	208	Eastern Europe	256	—	256	(4.7)%	(18.8)%	(18.8)%
495	—	495	(122)	617	—	617	Middle East & Africa	663	—	663	(25.3)%	(6.9)%	(6.9)%
411	—	411	(11)	422	—	422	South & Southeast Asia	329	—	329	24.9%	28.3%	28.3%
648	—	648	(44)	692	—	692	East Asia & Australia	423	—	423	53.2%	63.6%	63.6%
265	—	265	(8)	273	—	273	Latin America & Canada	225	—	225	17.8%	21.3%	21.3%
$ 3,088	—	$ 3,088	$ (141)	$ 3,229	—	$ 3,229	Total PMI	$ 2,996	—	$ 2,996	3.1%	7.8%	7.8%

												Schedule 8 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Income to Adjusted Operating Income, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Currency	Adjusted Operating Income excluding Currency	Acquisitions	Adjusted Operating Income excluding Currency & Acquisitions		Operating Income	Asset Impairment & Exit Costs	Adjusted Operating Income	Total	Excluding Currency	Excluding Currency & Acquisitions

2017							Quarters Ended December 31	2016			% Change
$ 974	$ —	$ 974	$ 37	$ 937	$ —	$ 937	European Union	$ 882	$ —	$ 882	10.4%	6.2%	6.2%
260	—	260	(2)	262	—	262	Eastern Europe	274	—	274	(5.1)%	(4.4)%	(4.4)%
421	—	421	267	154	—	154	Middle East & Africa	320	—	320	31.6%	(51.9)%	(51.9)%
414	—	414	(33)	447	—	447	South & Southeast Asia	419	—	419	(1.2)%	6.7%	6.7%
978	—	978	(63)	1,041	—	1,041	East Asia & Australia	481	—	481	+100%	+100%	+100%
293	—	293	(10)	303	—	303	Latin America & Canada	261	—	261	12.3%	16.1%	16.1%
$ 3,340	—	$ 3,340	$ 196	$ 3,144	—	$ 3,144	Total PMI	$ 2,637	—	$ 2,637	26.7%	19.2%	19.2%

2017							Full Year Ended December 31	2016			% Change
$ 3,691	$ —	$ 3,691	$ (43)	$ 3,734	$ —	$ 3,734	European Union	$ 3,920	$ —	$ 3,920	(5.8)%	(4.7)%	(4.7)%
887	—	887	84	803	—	803	Eastern Europe	890	—	890	(0.3)%	(9.8)%	(9.8)%
1,884	—	1,884	(6)	1,890	—	1,890	Middle East & Africa	1,990	—	1,990	(5.3)%	(5.0)%	(5.0)%
1,514	—	1,514	(47)	1,561	—	1,561	South & Southeast Asia	1,474	—	1,474	2.7%	5.9%	5.9%
2,608	—	2,608	(75)	2,683	—	2,683	East Asia & Australia	1,691	—	1,691	54.2%	58.7%	58.7%
997	—	997	(70)	1,067	—	1,067	Latin America & Canada	938	—	938	6.3%	13.8%	13.8%
$ 11,581	—	$ 11,581	$ (157)	$ 11,738	—	$ 11,738	Total PMI	$ 10,903	—	$ 10,903	6.2%	7.7%	7.7%

														Schedule 9 (1/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2017									Quarters Ended March 31	2016			% Points Change
$ 748	$ 1,740	43.0%	$ 775	$ 1,795	43.2%	$ 775	$ 1,795	43.2%	European Union	$ 885	$ 1,863	47.5%	(4.5)	(4.3)	(4.3)
159	516	30.8%	124	458	27.1%	124	458	27.1%	Eastern Europe	137	491	27.9%	2.9	(0.8)	(0.8)
491	961	51.1%	538	1,118	48.1%	538	1,118	48.1%	Middle East & Africa	476	1,111	42.8%	8.3	5.3	5.3
370	1,031	35.9%	358	1,020	35.1%	358	1,020	35.1%	South & Southeast Asia	375	1,058	35.4%	0.5	(0.3)	(0.3)
472	1,210	39.0%	430	1,165	36.9%	430	1,165	36.9%	East Asia & Australia	393	910	43.2%	(4.2)	(6.3)	(6.3)
176	606	29.0%	202	628	32.2%	202	628	32.2%	Latin America & Canada	230	650	35.4%	(6.4)	(3.2)	(3.2)
$ 2,416	$ 6,064	39.8%	$ 2,427	$ 6,184	39.2%	$ 2,427	$ 6,184	39.2%	Total PMI	$ 2,496	$ 6,083	41.0%	(1.2)	(1.8)	(1.8)

2017									Quarters Ended June 30	2016			% Points Change
$ 944	$ 2,110	44.7%	$ 1,005	$ 2,202	45.6%	$ 1,005	$ 2,202	45.6%	European Union	$ 1,053	$ 2,155	48.9%	(4.2)	(3.3)	(3.3)
224	697	32.1%	209	625	33.4%	209	625	33.4%	Eastern Europe	223	616	36.2%	(4.1)	(2.8)	(2.8)
477	978	48.8%	581	1,112	52.2%	581	1,112	52.2%	Middle East & Africa	531	1,048	50.7%	(1.9)	1.5	1.5
319	1,046	30.5%	334	1,064	31.4%	334	1,064	31.4%	South & Southeast Asia	351	1,129	31.1%	(0.6)	0.3	0.3
510	1,338	38.1%	520	1,341	38.8%	520	1,341	38.8%	East Asia & Australia	394	1,004	39.2%	(1.1)	(0.4)	(0.4)
263	748	35.2%	289	768	37.6%	289	768	37.6%	Latin America & Canada	222	697	31.9%	3.3	5.7	5.7
$ 2,737	$ 6,917	39.6%	$ 2,938	$ 7,112	41.3%	$ 2,938	$ 7,112	41.3%	Total PMI	$ 2,774	$ 6,649	41.7%	(2.1)	(0.4)	(0.4)

2017									Quarters Ended September 30	2016			% Points Change
$ 1,025	$ 2,204	46.5%	$ 1,017	$ 2,151	47.3%	$ 1,017	$ 2,151	47.3%	European Union	$ 1,100	$ 2,200	50.0%	(3.5)	(2.7)	(2.7)
244	705	34.6%	208	659	31.6%	208	659	31.6%	Eastern Europe	256	687	37.3%	(2.7)	(5.7)	(5.7)
495	1,078	45.9%	617	1,231	50.1%	617	1,231	50.1%	Middle East & Africa	663	1,249	53.1%	(7.2)	(3.0)	(3.0)
411	1,129	36.4%	422	1,148	36.8%	422	1,148	36.8%	South & Southeast Asia	329	1,015	32.4%	4.0	4.4	4.4
648	1,601	40.5%	692	1,650	41.9%	692	1,650	41.9%	East Asia & Australia	423	1,121	37.7%	2.8	4.2	4.2
265	756	35.1%	273	770	35.5%	273	770	35.5%	Latin America & Canada	225	710	31.7%	3.4	3.8	3.8
$ 3,088	$ 7,473	41.3%	$ 3,229	$ 7,609	42.4%	$ 3,229	$ 7,609	42.4%	Total PMI	$ 2,996	$ 6,982	42.9%	(1.6)	(0.5)	(0.5)

(1) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 8
(2) For the calculation of Net Revenues excluding currency and Net Revenues excluding currency and acquisitions, refer to Schedule 5

														Schedule 9 (2/2)
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Adjusted Operating Income Margin, excluding Currency and Acquisitions
($ in millions) / (Unaudited)

Adjusted Operating Income (1)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income excluding Currency (1)	Net Revenues excluding Currency (2)	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income excluding Currency & Acqui- sitions (1)	Net Revenues excluding Currency & Acqui- sitions (2)	Adjusted Operating Income Margin excluding Currency & Acqui- sitions		Adjusted Operating Income (1)	Net Revenues	Adjusted Operating Income Margin	Adjusted Operating Income Margin	Adjusted Operating Income Margin excluding Currency	Adjusted Operating Income Margin excluding Currency & Acqui- sitions

2017									Quarters Ended December 31	2016			% Points Change
$ 974	$ 2,264	43.0%	$ 937	$ 2,125	44.1%	$ 937	$ 2,125	44.1%	European Union	$ 882	$ 1,944	45.4%	(2.4)	(1.3)	(1.3)
260	793	32.8%	262	740	35.4%	262	740	35.4%	Eastern Europe	274	690	39.7%	(6.9)	(4.3)	(4.3)
421	971	43.4%	154	1,047	14.7%	154	1,047	14.7%	Middle East & Africa	320	1,108	28.9%	14.5	(14.2)	(14.2)
414	1,211	34.2%	447	1,248	35.8%	447	1,248	35.8%	South & Southeast Asia	419	1,194	35.1%	(0.9)	0.7	0.7
978	2,224	44.0%	1,041	2,291	45.4%	1,041	2,291	45.4%	East Asia & Australia	481	1,250	38.5%	5.5	6.9	6.9
293	831	35.3%	303	829	36.6%	303	829	36.6%	Latin America & Canada	261	785	33.2%	2.1	3.4	3.4
$ 3,340	$ 8,294	40.3%	$ 3,144	$ 8,280	38.0%	$ 3,144	$ 8,280	38.0%	Total PMI	$ 2,637	$ 6,971	37.8%	2.5	0.2	0.2

2017									Full Year Ended December 31	2016			% Points Change
$ 3,691	$ 8,318	44.4%	$ 3,734	$ 8,273	45.1%	$ 3,734	$ 8,273	45.1%	European Union	$ 3,920	$ 8,162	48.0%	(3.6)	(2.9)	(2.9)
887	2,711	32.7%	803	2,482	32.4%	803	2,482	32.4%	Eastern Europe	890	2,484	35.8%	(3.1)	(3.4)	(3.4)
1,884	3,988	47.2%	1,890	4,508	41.9%	1,890	4,508	41.9%	Middle East & Africa	1,990	4,516	44.1%	3.1	(2.2)	(2.2)
1,514	4,417	34.3%	1,561	4,480	34.8%	1,561	4,480	34.8%	South & Southeast Asia	1,474	4,396	33.5%	0.8	1.3	1.3
2,608	6,373	40.9%	2,683	6,447	41.6%	2,683	6,447	41.6%	East Asia & Australia	1,691	4,285	39.5%	1.4	2.1	2.1
997	2,941	33.9%	1,067	2,995	35.6%	1,067	2,995	35.6%	Latin America & Canada	938	2,842	33.0%	0.9	2.6	2.6
$ 11,581	$ 28,748	40.3%	$ 11,738	$ 29,185	40.2%	$ 11,738	$ 29,185	40.2%	Total PMI	$ 10,903	$ 26,685	40.9%	(0.6)	(0.7)	(0.7)

(1) For the calculation of Adjusted Operating Income, Adjusted Operating Income excluding currency and Adjusted Operating Income excluding currency and acquisitions, refer to Schedule 8
(2) For the calculation of Net Revenues excluding currency and Net Revenues excluding currency and acquisitions, refer to Schedule 5

														Schedule 10
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Statements of Earnings
($ in millions, except per share data) / (Unaudited)

	Quarters Ended March 31			Quarters Ended June 30			Quarters Ended September 30			Quarters Ended December 31			Full Year Ended December 31
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change
Revenues Including Excise Taxes	$16,556	$16,788	(1.4)%	$19,319	$19,041	1.5%	$20,638	$19,935	3.5%	$21,585	$19,189	12.5%	$78,098	$74,953	4.2%
Excise taxes on products	10,492	10,705	(2.0)%	12,402	12,392	0.1%	13,165	12,953	1.6%	13,291	12,218	8.8%	49,350	48,268	2.2%
Net Revenues	$ 6,064	$ 6,083	(0.3)%	$ 6,917	$ 6,649	4.0%	$ 7,473	$ 6,982	7.0%	$ 8,294	$ 6,971	19.0%	$28,748	$26,685	7.7%
Cost of sales	2,177	2,096	3.9%	2,519	2,364	6.6%	2,735	2,432	12.5%	3,001	2,499	20.1%	10,432	9,391	11.1%
Gross profit	3,887	3,987	(2.5)%	4,398	4,285	2.6%	4,738	4,550	4.1%	5,293	4,472	18.4%	18,316	17,294	5.9%
Marketing, administration and research costs	1,449	1,473	(1.6)%	1,639	1,492	9.9%	1,629	1,535	6.1%	1,930	1,817	6.2%	6,647	6,317	5.2%
Asset impairment and exit costs	—	—		—	—		—	—		—	—		—	—
Amortization of intangibles	22	18		22	19		21	19		23	18		88	74
Operating Income	2,416	2,496	(3.2)%	2,737	2,774	(1.3)%	3,088	2,996	3.1%	3,340	2,637	26.7%	11,581	10,903	6.2%
Interest expense, net	219	247	(11.3)%	213	223	(4.5)%	223	220	1.4%	259	201	28.9%	914	891	2.6%
Pension and other employee benefit costs	20	23	(13.0)%	16	21	(23.8)%	20	19	5.3%	22	25	(12.0)%	78	88	(11.4)%
Earnings before income taxes	2,177	2,226	(2.2)%	2,508	2,530	(0.9)%	2,845	2,757	3.2%	3,059	2,411	26.9%	10,589	9,924	6.7%
Provision for income taxes	541	630	(14.1)%	689	716	(3.8)%	812	764	6.3%	2,265	658	+100.0%	4,307	2,768	55.6%
Equity investments and securities (income)/loss, net	(22)	(9)		(23)	(28)		(12)	(35)		(2)	(22)		(59)	(94)
Net Earnings	1,658	1,605	3.3%	1,842	1,842	—	2,045	2,028	0.8%	796	1,775	(55.2)%	6,341	7,250	(12.5)%
Net Earnings attributable to noncontrolling interests	68	75		61	54		75	90		102	64		306	283
Net Earnings attributable to PMI	$ 1,590	$ 1,530	3.9%	$ 1,781	$ 1,788	(0.4)%	$ 1,970	$ 1,938	1.7%	$ 694	$ 1,711	(59.4)%	$ 6,035	$ 6,967	(13.4)%

Per share data (1):
Basic Earnings Per Share	$ 1.02	$ 0.98	4.1%	$ 1.14	$ 1.15	(0.9)%	$ 1.27	$ 1.25	1.6%	$ 0.44	$ 1.10	(60.0)%	$ 3.88	$ 4.48	(13.4)%
Diluted Earnings Per Share	$ 1.02	$ 0.98	4.1%	$ 1.14	$ 1.15	(0.9)%	$ 1.27	$ 1.25	1.6%	$ 0.44	$ 1.10	(60.0)%	$ 3.88	$ 4.48	(13.4)%

(1) Net Earnings and weighted-average shares used in the basic and diluted Earnings Per Share computations are shown on Schedule 3, Footnote 1.

					Schedule 11
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Condensed Balance Sheets
($ in millions) / (Unaudited)

	March 31,	June 30,	September 30,	December 31,	December 31,
	2017	2017	2017	2017	2016
Assets
Cash and cash equivalents	$ 5,076	$ 6,197	$ 7,667	$ 8,447	$ 4,239
All other current assets	11,808	12,235	13,192	13,147	13,369
Property, plant and equipment, net	6,264	6,629	6,857	7,271	6,064
Goodwill	7,485	7,614	7,681	7,666	7,324
Other intangible assets, net	2,517	2,527	2,501	2,432	2,470
Investments in unconsolidated subsidiaries and equity securities	1,079	1,072	1,080	1,074	1,011
Other assets	2,398	2,386	2,973	2,931	2,374
Total assets	$ 36,627	$ 38,660	$ 41,951	$ 42,968	$ 36,851

Liabilities and Stockholders' (Deficit) Equity
Short-term borrowings	$ 1,004	$ 898	$ 2,905	$ 499	$ 643
Current portion of long-term debt	1,754	4,254	3,005	2,506	2,573
All other current liabilities	10,597	12,091	12,604	12,957	13,251
Long-term debt	28,588	26,595	28,065	31,334	25,851
Deferred income taxes	1,739	1,362	1,037	799	1,897
Other long-term liabilities	3,502	3,737	3,968	5,103	3,536
Total liabilities	47,184	48,937	51,584	53,198	47,751

Total PMI stockholders' deficit	(12,392)	(12,008)	(11,407)	(12,086)	(12,688)
Noncontrolling interests	1,835	1,731	1,774	1,856	1,788
Total stockholders' (deficit) equity	(10,557)	(10,277)	(9,633)	(10,230)	(10,900)
Total liabilities and stockholders' (deficit) equity	$ 36,627	$ 38,660	$ 41,951	$ 42,968	$ 36,851

											Schedule 12
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Calculation of Total Debt to Adjusted EBITDA and Net Debt to Adjusted EBITDA Ratios
($ in millions, except ratios) / (Unaudited)

	Year Ended									Year Ended
	March 31, 2017			June 30, 2017			September 30, 2017			December 31,
	April ~ December	January ~ March	12 months	July ~ December	January ~ June	12 months	October ~ December	January ~ September	12 months	2017	2016
	2016	2017	rolling	2016	2017	rolling	2016	2017	rolling
Net Earnings	$ 5,645	$ 1,658	$ 7,303	$ 3,803	$ 3,500	$ 7,303	$ 1,775	$ 5,545	$ 7,320	$ 6,341	$ 7,250
Equity investments and securities (income)/loss, net	(85)	(22)	(107)	(57)	(45)	(102)	(22)	(57)	(79)	(59)	(94)
Provision for Income Taxes	2,138	541	2,679	1,422	1,230	2,652	658	2,042	2,700	4,307	2,768
Interest expense, net	644	219	863	421	432	853	201	655	856	914	891
Depreciation and amortization	568	197	765	383	407	790	195	632	827	875	743
Asset impairment and exit costs	—	—	—	—	—	—	—	—	—	—	—
Adjusted EBITDA	$ 8,910	$ 2,593	$ 11,503	$ 5,972	$ 5,524	$ 11,496	$ 2,807	$ 8,817	$ 11,624	$ 12,378	$ 11,558

			March 31,			June 30,			September 30,	December 31,	December 31,
			2017			2017			2017	2017	2016
Short-term borrowings			$ 1,004			$ 898			$ 2,905	$ 499	$ 643
Current portion of long-term debt			1,754			4,254			3,005	2,506	2,573
Long-term debt			28,588			26,595			28,065	31,334	25,851
Total Debt			$ 31,346			$ 31,747			$ 33,975	$ 34,339	$ 29,067
Cash and cash equivalents			5,076			6,197			7,667	8,447	4,239
Net Debt			$ 26,270			$ 25,550			$ 26,308	$ 25,892	$ 24,828

Ratios:
Total Debt to Adjusted EBITDA			2.73			2.76			2.92	2.77	2.51
Net Debt to Adjusted EBITDA			2.28			2.22			2.26	2.09	2.15

														Schedule 13
PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency
($ in millions) / (Unaudited)

	Quarters Ended			Quarters Ended			Quarters Ended			Quarters Ended			Full Year Ended
	March 31			June 30			September 30			December 31			December 31
	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change	2017	2016	% Change
Net cash provided by operating activities(1)	$ 843	$ 462	82.5%	$ 3,228	$ 2,374	36.0%	$ 1,920	$ 3,092	(37.9)%	$ 2,921	$ 2,149	35.9%	$ 8,912	$ 8,077	10.3%
Currency	(118)			429			(113)			194			392
Net cash provided by operating activities, excluding currency	$ 961	$ 462	+100%	$ 2,799	$ 2,374	17.9%	$ 2,033	$ 3,092	(34.2)%	$ 2,727	$ 2,149	26.9%	$ 8,520	$ 8,077	5.5%

(1) Operating cash flow